Exhibit 10.2

SUBSCRIPTION FOR COMMON SHARES

TO: Acerus Pharmaceuticals Corporation (the “Corporation”)

The undersigned (hereinafter referred to as the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Corporation the number of common shares of the Corporation (the “Common Shares”) set forth below for the aggregate subscription price set forth below, representing a subscription price of Cdn.$0.207 per Common Share, upon and subject to the terms and conditions set forth in this Subscription Agreement (including, for greater certainty, Section 5), including the attached “Terms and Conditions of Subscription” (including, without limitation, the representations, warranties and covenants set forth in the applicable schedules attached hereto). The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in this Subscription Agreement. In addition to this face page, the Subscriber must also complete all applicable schedules attached hereto.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below.

(Name of Subscriber)

Account Reference (if applicable):

By:

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Subscriber’s Principal Address, including Province/State and Postal/ZIP Code)

(Telephone Number)

(E-mail Address)

Account Registration Information:

(Name)

(Account Reference, if applicable)

(Address, including Postal Code)

Number and kind of securities of the Corporation currently held (directly or indirectly, beneficially owned or controlled), if any:

Number of Common Shares: 12,245,411 x Cdn.$0.207

=

Aggregate Subscription Price:Cdn.$2,534,800

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as agent or trustee for accounts fully managed by it:

(Name of Disclosed Principal)

(Disclosed Principal’s Residential Address including Province/State and Postal/ZIP Code)

(Disclosed Principal’s Telephone Number)

Delivery Instructions as set forth below:

☐ Same address as account registration, or

(Name)

(Account Reference, if applicable)

(Address including Province/State and Postal/ZIP Code)

(Contact Name)

Is the Subscriber an insider of the Corporation?          ☐ Yes ☐ No

Is the Subscriber a registrant of the Corporation?       ☐ Yes ☐ No

(“Insider” includes: (a) a director or an officer of the Corporation; (b) a director or an officer of a person that is itself an insider or a subsidiary of the Corporation; or (c) a person that has (i) beneficial ownership of, or control or direction over, directly or indirectly, or (ii) a combination of beneficial ownership of, and control or direction over, directly or indirectly, securities of the Corporation carrying more than 10% of the voting rights attached to all outstanding voting securities.

“Registrant” means a person registered or required to be registered under the Securities Act (British Columbia), including a dealer, adviser or investment fund manager.)

ACCEPTANCE

The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated as of the ____ day of ______________________, 2016.

Acerus Pharmaceuticals Corporation

By:
Authorized Signing Officer

ACERUS Pharmaceuticals Corporation

subscription FOR common shares

Instructions

PLEASE MAKE SURE THAT YOUR SUBSCRIPTION INCLUDES:

1.	A completed and signed copy of the face page of this Subscription Agreement.

2.	Payment by certified cheque, money order, bank draft or other acceptable means in the amount of the Aggregate Subscription Price payable to “Acerus Pharmaceuticals Corporation”.

3.	A completed and signed copy of the United States Subscribers Representation Letter attached hereto as Schedule A.

TERMS AND CONDITIONS OF SUBSCRIPTION

COMMON SHARES OF ACERUS Pharmaceuticals Corporation

1.             Definitions. In this Subscription Agreement:

(a)	“Aggregate Subscription Price” means the aggregate dollar amount of the subscription under this Subscription Agreement as set out on the face page hereof;

(b)	“business day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario are not open for business;

(c)	“Canadian Securities Laws” means, as applicable, the securities laws and regulations in each of the Canadian Offering Jurisdictions, all written instruments, rules and orders having the force of law of the securities regulators or regulatory authorities in each of the Canadian Offering Jurisdictions and the rules of the TSX;

(d)	“Closing” has the meaning ascribed to such term in Section 4;

(e)	“Closing Date” means April 28, 2016 or such other date as the Corporation and the Subscriber may agree;

(f)	“Closing Time” means no later than 12:00 p.m. (Toronto time) on the Closing Date or such other time as the Corporation and the Subscriber may agree;

(g)	“Common Shares” means common shares in the capital of the Corporation;

(h)	“Corporation” means Acerus Pharmaceuticals Corporation, a corporation existing under the Business Corporations Act (Ontario) and includes any successor corporation;

(i)	“Disclosed Principal” has the meaning ascribed to such term on the face page of this Subscription Agreement;

(j)	“Offering” means the offering of 12,245,411 Common Shares pursuant to this Subscription Agreement (subject to the terms and conditions of this Agreement, including, for greater certainty Section 5);

(k)	“PCMLTFA” has the meaning ascribed to such term in clause 6(v);

(l)	“person” means any individual (whether acting as an executor, trustee, administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, fund, unincorporated organization or association, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind, and pronouns have a similar extended meaning;

(m)	“Regulation D” means Regulation D under the U.S. Securities Act;

(n)	“Regulation S” means Regulation S under the U.S. Securities Act;

(o)	“Securities Laws” means, collectively, the Canadian Securities Laws and the U.S. Securities Laws;

(p)	“Subscriber” means the subscriber for Common Shares as set out on the face page of this Subscription Agreement and includes, as applicable, the Disclosed Principal unless the context otherwise requires;

(q)	“Subscription Agreement” means this subscription agreement (including all schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Section or clause; and the expression “Section” or “clause” followed by a number or letter means and refers to the specified Section or clause of this Subscription Agreement;

(r)	“TSX” means the Toronto Stock Exchange;

(s)	“TSX Approval” means the conditional acceptance for listing of the Common Shares on the TSX, subject to standard post-closing listing conditions;

(t)	“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(u)	“U.S. Accredited Investor” means an institutional “accredited investor” who satisfies one or more of the criteria of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act;

(v)	“U.S. Person” means a “U.S. person” as defined in Rule 902(k) of Regulation S;

(w)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

(x)	“U.S. Securities Laws” means, as applicable, the U.S. Securities Act, the United States Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder and the applicable securities (“blue sky”) laws of the states of the United States.

For greater certainty, the parties hereby acknowledge and agree that, if the Subscriber is acting as agent or trustee on behalf of a Disclosed Principal, the words “Subscriber”, “it” and “its”, whenever used in relation to representations, warranties, acknowledgements, covenants or indemnities (including in Sections 7 to 13) mean the Subscriber and, unless the context otherwise requires, the Disclosed Principal.

2.             Subscription. The Subscriber hereby confirms its irrevocable subscription for the Common Shares from the Corporation, on and subject to the terms and conditions set out in this Subscription Agreement, for the Aggregate Subscription Price which is payable as described herein. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Disclosed Principal) that upon acceptance by the Corporation of this Subscription Agreement, this Subscription Agreement will constitute a binding obligation of the Subscriber (including, if applicable, each Disclosed Principal) subject to the terms and conditions contained herein.

3.             Partial Acceptance or Rejection of Subscription. The Corporation may, in its absolute discretion, accept or reject the Subscriber’s subscription for Common Shares as set forth in this Subscription Agreement, in whole or in part, and the Corporation reserves the right to allot to the Subscriber less than the amount of Common Shares subscribed for under this Subscription Agreement. The Subscriber acknowledges and agrees that the acceptance of this Subscription Agreement will be conditional upon, among other things, the sale of the Common Shares to the Subscriber being exempt from any prospectus requirement or requirement to deliver an offering memorandum pursuant to Securities Laws and the equivalent provisions of securities laws of any other applicable jurisdiction and, to the extent possible, the Subscriber agrees to furnish the Corporation with all information that is reasonably necessary to confirm same.

If this Subscription Agreement is rejected in whole, any certified cheque, money order, bank draft or other form of payment delivered by the Subscriber to the Corporation on account of the Aggregate Subscription Price for the Common Shares subscribed for will be promptly returned to the Subscriber without any interest paid on such amount. If this Subscription Agreement is accepted only in part, payment representing the amount by which the payment delivered by the Subscriber exceeds the subscription price of the number of Common Shares sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement will be promptly delivered to the Subscriber without any interest paid on such amount.

4.             Closing. Delivery and sale of the Common Shares and payment of the Aggregate Subscription Price will be completed concurrently (the “Closing”) at the offices of counsel to the Corporation at the Closing Time or at such other time and place as the Corporation and the Subscriber may agree. If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement have been complied with to the satisfaction of the Subscriber, or waived by the Subscriber, the Subscriber shall deliver to the Corporation payment of the Aggregate Subscription Price for all of the Common Shares sold pursuant to this Subscription Agreement against the issuance by the Corporation of the Common Shares and such other documentation as may be required pursuant to this Subscription Agreement.

If, prior to the Closing Time, the terms and conditions contained in this Subscription Agreement (other than the issuance by the Corporation to the Subscriber of the Common Shares) have not been complied with to the satisfaction of the Subscriber, or waived by the Subscriber, the Corporation and the Subscriber will have no further obligations under this Subscription Agreement.

If this Subscription Agreement is rejected in whole, any certified cheque, money order, bank draft or other form of payment delivered by the Subscriber to the Corporation on account of the Aggregate Subscription Price for the Common Shares subscribed for will be promptly returned to the Subscriber without any interest paid on such amount. If this Subscription Agreement is accepted only in part, payment representing the amount by which the payment delivered by the Subscriber exceeds the subscription price of the number of Common Shares sold to the Subscriber pursuant to a partial acceptance of this Subscription Agreement will be promptly delivered to the Subscriber without any interest paid on such amount.

5.             Conditions of Closing. The obligations of the parties hereunder are subject to all required regulatory approvals being obtained. The Offering is conditional upon, among other things, the Corporation obtaining TSX Approval. The parties acknowledge and agree that, in the event that the TSX, as a condition of providing the TSX Approval, requires an adjustment to the subscription price per Common Share to an amount greater than Cdn.$0.207 per Common Shares, the parties agree that this Subscription Agreement shall be deemed to be automatically amended to provide that the Offering will be comprised of: (a) the Aggregate Subscription Price; divided by: (b) the greater of: (i) Cdn.$0.207 per Common Share; and (ii) the lowest subscription price per Common Share required by the TSX in order for the TSX Approval to be obtained (the “Alternate Price per Share”)(it being understood that Acerus shall use all commercially reasonable efforts to seek and obtain the TSX Conditional Approval including the subscription price per Common Share of Cdn.$0.207 per Common Share), and the TSX Approval reflective of any Alternative Price per Share shall be deemed to have satisfied the condition to obtain TSX Approval set out in this Section 5.

The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time:

(a)	the Corporation having accepted this Subscription Agreement;

(b)	payment by the Subscriber of the Aggregate Subscription Price by certified cheque, money order, bank draft or other acceptable means in Canadian dollars payable to “Acerus Pharmaceuticals Corporation”;

(c)	the Subscriber having properly completed, signed and delivered this Subscription Agreement and all applicable schedules (with payment) to the Corporation; and

(d)	if the Subscriber is, or is subscribing for the account or benefit of, a person in the United States or a U.S. Person, the Subscriber having properly completed, signed and delivered Schedule A.

6.             Representations, Warranties, Covenants and Acknowledgements of the Subscriber. By executing this Subscription Agreement, the Subscriber (on its own behalf and, including if applicable, on behalf of each Disclosed Principal) represents, warrants, covenants and acknowledges to and with the Corporation (and acknowledges and agrees that the Corporation and its legal counsel are relying thereon) that:

Authorization and Effectiveness

(a)	if the Subscriber is an individual, the Subscriber is of the full age of majority in the jurisdiction in which this Subscription Agreement is executed and is legally competent to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder;

(b)	if the Subscriber is not an individual, the Subscriber has the requisite power, authority, legal capacity and competence to execute, deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder and to undertake all actions required of the Subscriber hereunder, all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained and the individual signing this Subscription Agreement has been duly authorized;

(c)	if the Subscriber is a body corporate, the Subscriber is duly organized and validly subsisting under the laws of its jurisdiction of existence and the laws of any other jurisdiction in which its properties or operations require qualification;

(d)	if the Subscriber is acting as principal, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Subscriber and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against the Subscriber in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction);

(e)	if the Subscriber is acting as agent or trustee (including, for greater certainty, a portfolio manager or comparable adviser) for a principal, the Subscriber is duly authorized to execute and deliver this Subscription Agreement and all other necessary documents in connection with such subscription on behalf of such principal, and this Subscription Agreement has been duly and validly authorized, executed and delivered by or on behalf of, and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable in accordance with the terms hereof (subject to bankruptcy, insolvency and other laws limiting the enforceability of creditors’ rights and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction) against, such principal;

(f)	the execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for the Common Shares and the completion of the transactions contemplated hereby will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of the Subscriber or a Disclosed Principal (if not an individual), Securities Laws or any other applicable law, any agreement to which the Subscriber or a Disclosed Principal is a party or any applicable regulation, judgment, decree, order or ruling;

(g)	the Subscriber is not a person created or used solely to purchase or hold securities in order to comply with or rely upon an exemption from the prospectus requirements of Securities Laws and except as disclosed in writing to the Corporation, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation;

Disclosure if Purchasing as Agent or Trustee

(h)	if the Subscriber is not subscribing as principal, the Subscriber acknowledges that the Corporation may be required by law to disclose to applicable securities regulatory authorities or stock exchanges information concerning the identities of each beneficial purchaser for whom the Subscriber is acting hereunder;

Residence

(i)	the Subscriber and, if applicable, each Disclosed Principal are resident, or if not an individual, has a head office, in the jurisdiction indicated on the face page of this Subscription Agreement as the “Subscriber’s Principal Address” and the “Disclosed Principal’s Residential Address”, respectively, and such address was not created and is not used solely for the purpose of acquiring Common Shares. The purchase by and sale to the Subscriber of the Common Shares, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase or sale (whether with or with respect to the Subscriber or any Disclosed Principal) has occurred only in such jurisdiction;

(j)	the Subscriber (or if applicable, the Disclosed Principal) acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Common Shares;

(ii)	there is no government or other insurance covering the Common Shares;

(iii)	there are risks associated with the purchase of the Common Shares;

(iv)	there are restrictions on the Subscriber’s ability to resell the Common Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Common Shares; and

(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under Canadian Securities Laws and, as a consequence of acquiring Common Shares pursuant to this exemption, certain protections, rights and remedies provided by Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(k)	if the Subscriber is, or is subscribing for the account or benefit of, a person in the United States or a U.S. Person, the Subscriber (or any beneficial purchaser) is aware that the Common Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state and the Common Shares may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and it acknowledges that the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of the Common Shares;

(l)	if the Subscriber is, or is subscribing for the account or benefit of, a person in the United States or a U.S. Person, the Subscriber agrees to the additional terms included in Schedule A;

(m)	if the Subscriber is, or is subscribing for the account or benefit of, a person in the United States or a U.S. Person, the Subscriber (and, if applicable, such beneficial purchaser) is a U.S. Accredited Investor purchasing the Common Shares directly from the Corporation and the Subscriber has completed Schedule A and identified in Schedule A the appropriate category of U.S. Accredited Investor that correctly and in all respects describes the Subscriber (and, if applicable, such beneficial purchaser). The Subscriber agrees to furnish any additional information requested by the Corporation to assure compliance with applicable U.S. Securities Laws and state securities laws in connection with the purchase and sale of the Common Shares. The Subscriber acknowledges that the information contained in Schedule A is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof;

No Prospectus or Undisclosed Information

(n)	the Subscriber understands that the sale of the Common Shares is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or registration statement or to deliver an offering memorandum, and no prospectus or registration statement has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Common Shares. As a result of acquiring the Common Shares pursuant to such exemptions:

(i)	the Subscriber may be restricted from using some of the protections, rights and remedies otherwise available under Canadian Securities Laws, including statutory rights of rescission or damages in the event of a misrepresentation;

(ii)	the Subscriber may not receive information that would otherwise be required to be provided to it under Canadian Securities Laws; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under Canadian Securities Laws;

(o)	the Subscriber has not received or been provided with a prospectus, registration statement or offering memorandum, within the meaning of Securities Laws, or any sales or advertising literature in connection with the Offering. The Subscriber’s decision to subscribe for the Common Shares was not based upon, and the Subscriber has not relied upon, any verbal or written representations as to fact made by or on behalf of the Corporation and its directors, officers, employees, agents and representatives. The Subscriber’s decision to subscribe for the Common Shares was based solely upon this Subscription Agreement, and information about the Corporation which is publicly available (any such information having been obtained by the Subscriber);

Investment Suitability

(p)	the Subscriber confirms that the Subscriber:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Common Shares;

(ii)	is capable of assessing the proposed investment in the Common Shares as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable Canadian Securities Laws;

(iii)	is aware of the characteristics of the Common Shares and the risks relating to an investment therein;

(iv)	acknowledges that, although an investment in the Common Shares may have certain material tax consequences, neither the Corporation nor any of its representatives, have made any representations concerning tax consequences to the Subscriber and the Subscriber has relied solely on the Subscriber’s own tax advisors in evaluating the tax aspects of such investment;

(v)	is able to bear the economic risk of loss of its investment in the Common Shares;

(q)	the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination, or expressed any opinion with respect to, or reviewed or passed on, the merits of investing in the Common Shares nor is there any government or other insurance covering the Common Shares;

No Representations

(r)	the Subscriber confirms that none of the Corporation or its directors, employees, officers, representatives, agents or affiliates have made any representations (written or oral) to the Subscriber:

(i)	regarding the future price or value of the Common Shares;

(ii)	that any person will resell or repurchase the Common Shares; or

(iii)	that any person will refund the purchase price of the Common Shares other than as provided in this Subscription Agreement;

Limitations on Resale

(s)	the Subscriber understands that it may not be able to resell the Common Shares except in accordance with limited exemptions available under Securities Laws, and that the Subscriber is solely responsible for (and the Corporation is not in any way responsible for) the Subscriber’s compliance with applicable resale restrictions. The Subscriber acknowledges that no representation has been made by the Corporation respecting the applicable holding periods imposed by Securities Laws or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting) to resell such securities, and the Subscriber agrees to find out what those restrictions are and to comply with all Securities Laws concerning the subscription, purchase, holding and resale of the Common Shares and will not resell any of the Common Shares except in accordance with the provisions of Securities Laws;

Legends

(t)	the certificates or any other written notice issued under a direct registration or other electronic book-based system representing the Common Shares will bear a legend substantially in the following form and with the necessary information inserted:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE <insert date that is four (4) months and one (1) day after Closing Date>.”

and may also bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON TSX.”

In addition to the foregoing legends, the certificates or any other written notice issued under a direct registration or other electronic book-based system representing the Common Shares issued to Subscribers who are, or are subscribing for the account or benefit of, persons in the United States or U.S. Persons, will also bear the legends described in Schedule A of this Subscription Agreement;

No Purchase or Offer in the United States

(u)	unless the Subscriber is, or is subscribing for the account or benefit of, a person in the United States or a U.S. Person and has duly completed and executed Schedule A hereto, neither the Subscriber nor any person for whom it is acting will offer, sell or otherwise dispose of the Common Shares in the United States or to, or for the benefit or account of, a person in the United States or a U.S. Person, unless the Corporation has consented to such offer, sale, disposition or exercise and such offer, sale, disposition or exercise is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or the Corporation has filed, and the U.S. Securities and Exchange Commission has declared effective, a registration statement in respect of such securities;

Not Proceeds of Crime

(v)	the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), as may be amended from time to time (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge: (i) none of the subscription funds to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber (including any Disclosed Principal) discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith;

No Financial Assistance

(w)	the Subscriber has not received and does not expect to receive any financial assistance from the Corporation directly or indirectly, in respect of the Subscriber’s purchase of the Common Shares;

Future Financings

(x)	the Subscriber acknowledges that the Corporation may complete additional financings in the future to develop the business of the Corporation and to fund its ongoing development. There is no assurance that such financings will be available and if available, will be on reasonable terms. Any such future financings may have a dilutive effect on current shareholders, including the Subscriber;

No Advertising

(y)	the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet including but not limited to the Corporation’s website) or sales literature with respect to the distribution of the Common Shares or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

No Other Fees

(z)	the Subscriber confirms that there is no person acting or purporting to act on behalf of the Subscriber (including any Disclosed Principal), if applicable, in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee. If any other person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Common Shares on account of the Subscriber’s subscription, the Subscriber covenants to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

Other Documents

(aa)	if required by Securities Laws or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the subscription for and issuance of the Common Shares;

Subscriber’s Responsibility for Legal and Financial Advice

(bb)	the Subscriber confirms that it is solely responsible for obtaining its own legal, tax, investment and other professional advice with respect to the execution, delivery and performance by it of this Subscription Agreement and the transactions contemplated hereunder including the suitability of the Common Shares as an investment for the Subscriber, trading in the Common Shares, the tax consequences of purchasing and dealing with the Common Shares, and the resale restrictions and holding periods to which the Common Shares are or may be subject under Securities Laws. The Subscriber has not relied upon any statements made by or purporting to have been made on behalf of the Corporation or its counsel with respect to such matters;

Registration

(cc)	neither the Subscriber nor any Disclosed Principal is engaged in the business of trading in securities or exchange contracts as a principal or agent and does not hold himself, herself or itself out as engaging in the business of trading in securities or exchange contracts as a principal or agent, or is otherwise exempt from any requirements to be registered as a dealer under National Instrument 31-103 – Registration Requirements and Exemptions.

7.             Representations and Warranties of the Corporation

(a)	The Corporation is an entity duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Corporation is not in violation or default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Corporation is duly qualified to conduct business and is in good standing in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Corporation, taken as a whole, or (iii) a material adverse effect on the Corporation’s ability to perform in any material respect on a timely basis its obligations under any this Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b)	The Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Subscription Agreement by the Corporation and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Corporation and no further action is required by the Corporation, the Board of Directors or the Corporation’s stockholders in connection herewith other than in connection with the TSX Approval. This Agreement has been duly executed by the Corporation and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)	The execution, delivery and performance by the Corporation of this Subscription Agreement, the issuance and sale of the Common Shares and the consummation by it of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Corporation’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Corporation, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Corporation debt or otherwise) or other understanding to which the Corporation is a party or by which any property or asset of the Corporation is bound or affected, or (iii) subject to the TSX Approval, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Corporation is subject (including applicable Securities Laws), or by which any property or asset of the Corporation is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(d)	The Corporation is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Corporation of this Subscription Agreement, other than application(s) to the TSX for the listing of the Common Shares for trading thereon in the time and manner required thereby and (iv) such filings as are required to be made under applicable Securities Laws.

(e)	The Common Shares to be issued as part of the Offering are duly authorized and, when issued and paid for in accordance with the Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Corporation.

(f)	The Corporation has filed all reports, schedules, forms, statements and other documents required to be filed by the Corporation under applicable Securities Laws, for the two years preceding the date hereof (or such shorter period as the Corporation was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Securities Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such Securities Reports prior to the expiration of any such extension. As of their respective dates, the Securities Reports complied in all material respects with the requirements of applicable Securities Laws, as applicable, and none of the Securities Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Corporation included in the Securities Reports comply in all material respects with applicable accounting requirements and the rules and regulations of applicable securities regulators with respect thereto as in effect at the time of filing, have been prepared from, and are in accordance with, the books and records of the Corporation. Such financial statements have been prepared in accordance with International Financial Reporting Standards applied on a consistent basis during the periods involved (“IFRS”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by IFRS, and fairly present in all material respects the financial position of the Corporation as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(g)	Since the date of the latest audited financial statements included within the Securities Reports, except as specifically disclosed in the Securities Reports since such time, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) except as disclosed in subsequent Securities Reports, the Corporation has not incurred any liabilities (contingent or otherwise) other than in accordance with the normal course of business, (iii) the Corporation has not altered its method of accounting, (iv) the Corporation has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Corporation has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Corporation stock option plans.

8.             Reliance on Representations, Warranties, Covenants and Acknowledgements. The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement, including the schedules hereto, are made with the intention that they may be relied upon by the Corporation and its counsel in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is contracting hereunder) to purchase the Common Shares under Securities Laws. The Subscriber further agrees that by accepting the Common Shares, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect for the benefit of the Corporation as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Common Shares and shall continue in full force and effect for the benefit of the Corporation notwithstanding any subsequent disposition by the Subscriber of any of the Common Shares.

9.             Indemnity. The Subscriber acknowledges that the Corporation and its counsel are relying upon the representations, warranties, acknowledgements and covenants of the Subscriber set forth herein (including the schedules attached hereto) in determining the eligibility (from a securities law perspective) of the Subscriber (or, if applicable, the eligibility of another on whose behalf the Subscriber is contracting hereunder to subscribe for Common Shares) to purchase Common Shares under the Offering, and hereby agrees to indemnify the Corporation and its directors, officers, employees, advisers, affiliates, shareholders, representatives and agents (including their respective legal counsel) against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with a breach by the Subscriber of any such representations, warranties, acknowledgements and covenants. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein that occurs prior to the Closing Time. To the extent that any person entitled to be indemnified hereunder is not a party to this Subscription Agreement, the Corporation shall obtain and hold the rights and benefits of this Subscription Agreement in trust for, and on behalf of, such person, and such person shall be entitled to enforce the provisions of this section notwithstanding that such person is not a party to this Subscription Agreement.

10.             Subscriber’s Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Common Shares to the Subscriber shall be borne by the Subscriber.

11.             Notices. Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally or by courier or transmitted by facsimile or other form of electronic communication during the transmission of which no indication of failure of receipt is communicated to the sender and for which evidence of delivery is obtained, as follows:

(a)	in the case of the Corporation, to:

Acers Pharmaceuticals Corporation

2486 Dunwin Drive

Mississauga, Ontario L5L 1J9

Attention:	Tom Rossi, President and Chief Executive Officer
Facsimile:	905.569.1809
Email:	trossi@aceruspharma.com

(b)	in the case of the Subscriber, at the address and facsimile number specified on the face page hereof.

or to such other address, facsimile number, email address or person that the party designates by notice given in accordance with the foregoing provisions. Any such notice: (i) if delivered personally or by courier, shall be deemed to have been given and received on the date of such delivery provided that if such day is not a business day then it shall be deemed to have been given and received on the first business day following such day; and (ii) if transmitted by facsimile or other form of electronic communication, shall be deemed to have been given on the date of transmission if sent before 5:00 p.m. on a business day or, if not before 5:00 p.m., on the first business day following the date of transmission provided that the sender has evidence of a successful transmission such as a fax confirmation or electronic delivery receipt.

12.           Interpretation. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. Words importing the singular number only shall include the plural and vice versa. In this Subscription Agreement, unless otherwise indicated, all references to money amounts are to Canadian dollars.

13.           No Partnership. Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

14.           Governing Law. The contract arising out of acceptance of this Subscription Agreement by the Corporation shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The parties irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

15.           Time of Essence. Time shall be of the essence of this Subscription Agreement.

16.           Entire Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof, and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

17.           Electronic Copies. The Corporation shall be entitled to rely on delivery of a facsimile or portable document format (“pdf”) copy of executed subscriptions, and acceptance by the Corporation of such facsimile or pdf subscriptions shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. The Subscriber acknowledges and agrees that if less than a complete copy of this Subscription Agreement is delivered to the Corporation at Closing, the Subscriber will be deemed to have agreed to all of the terms and conditions of the pages not delivered at Closing unaltered.

18.           Counterpart. This Subscription Agreement may be executed in one or more counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile or pdf transmission thereof.

19.           Severability. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

20.           Enurement. This Subscription Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors (including any successor by reason of the amalgamation or merger of any party) and permitted assigns.

21.           Assignment. Neither party may assign all or part of its interest in or to this Subscription Agreement without the consent of the other party in writing.

22.           Amendment. Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

23.           Further Assurances. Each party hereto from time to time at the request of the other party hereto, whether before or after Closing Time, shall do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Subscription Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

24.           Language. The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Common Shares be drawn up in the English language only. Le souscripteur reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente des bons de unités soient rédigés en anglais seulement.

COLLECTION OF PERSONAL INFORMATION

This Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information (respecting the Subscriber and, if applicable, the beneficial purchaser for whom the Subscriber is contracting) to the Corporation. (Personal information includes “personal information” as that term is defined under applicable privacy legislation, including without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws and the policies of the TSX in effect from time to time). Such information is being collected for the purposes of completing the Offering, which includes, without limitation, determining the eligibility of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, to purchase the Common Shares under applicable Securities Laws, preparing and registering certificates representing the Common Shares to be issued hereunder and completing filings required under applicable Securities Laws or by any stock exchange, the Investment Industry Regulatory Organization of Canada and/or other securities regulatory authorities.

In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation’s relationship with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting. For example, such personal information may be used by the Corporation to communicate with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares).

In connection with the foregoing, the personal information of the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting, may be disclosed by the Corporation to: (i) any stock exchanges or securities regulatory or taxation authorities; (ii) the Corporation’s registrar and transfer agent (if applicable); and (iii) any of the other parties involved in the Offering, including legal counsel, and may be included in record books prepared in respect of the Offering.

By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) hereby consents to the collection, use and disclosure of such personal information. The Subscriber (on its own behalf and, if applicable, on behalf of the beneficial purchaser for whom the Subscriber is contracting) also consents to the filing of copies or originals of any of the documents provided to the Corporation by or on behalf of the Subscriber with any securities regulatory authority in relation to the transactions contemplated by this Subscription.

The Subscriber acknowledges that the Subscriber’s personal information and the personal information of any Disclosed Principal may be delivered to the Ontario Securities Commission and is thereby being collected indirectly by the Ontario Securities Commission under the authority granted to it in securities legislation for the purposes of administration and enforcement of the securities legislation of Ontario. The public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is: Administrative Support Clerk, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, M5H 3S8, Telephone (416) 593-3684.

The Subscriber further acknowledges that the Subscriber’s personal information and the personal information of any Disclosed Principal may be delivered to the British Columbia Securities Commission and is thereby being collected indirectly by the British Columbia Securities Commission for the purposes of administration and enforcement of the securities legislation of British Columbia. (Information may be publicly disclosed or made available by the British Columbia Securities Commission, including the name of the Subscriber (or Disclosed Principal), whether such person is an insider or registrant, the number of securities purchased and, in the case of certain non-individual Subscribers, their addresses, telephone numbers and prospectus exemptions relied upon). Questions about British Columbia’s Securities Commission’s indirect collection of personal information may be directed to: British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia, V7Y 1L2, Telephone (604) 899-6650, Toll free across Canada 1-800-373-6393, Facsimile (604) 899-6581.

The Subscriber also acknowledges and consents to the collection, use and disclosure of the Subscriber’s personal information by the TSX and its affiliates, authorized agents, subsidiaries and divisions, including the TSX for the following purposes: (i) to conduct background checks; (ii) to verify personal information that has been provided about each individual; (iii) to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Corporation or its associates or affiliates; (iv) to conduct enforcement proceedings; and (v) to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the TSX, Canadian Securities Laws and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada. As part of this process, the Subscriber further acknowledges that the TSX also collects additional personal information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished. The personal information collected by the TSX may also be disclosed: (i) to the aforementioned agencies and organizations or as otherwise permitted or required by law and may be used for the purposes described above for their own investigations, and (ii) on the TSX’s website or through printed materials published by or pursuant to the directions of the TSX. The TSX may from time to time use third parties to process information and/or provide other administrative services and may share information with such third party services providers.

SCHEDULE A

UNITED STATES subscriberS REPRESENTATION LETTER

This Representation Letter is being delivered in connection with the execution and delivery of the Subscription Agreement of the undersigned subscriber (the “Subscriber”) in connection with the purchase of common shares (the “Common Shares”) of Acerus Pharmaceuticals Corporation (the “Corporation”). Capitalized terms used herein and not defined herein will have the meanings ascribed thereto in the Subscription Agreement. The Subscriber represents, warrants and covenants to the Corporation (which representations, warranties and covenants will survive the Closing Date) on its own behalf and, if applicable, on behalf of any beneficial purchaser for whom the Subscriber is contracting hereunder to and with the Corporation and acknowledges that the Corporation and its counsel are relying thereon that:

(a)	The Subscriber is (i) purchasing the Common Shares as principal for its own account and not for the benefit of any other Person and it is an institutional “accredited investor” who satisfies one or more of the criteria of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the U.S. Securities Act) (a “U.S. Accredited Investor”); or (ii) subscribing for the Common Shares as agent for a beneficial purchaser disclosed on the execution page of this Subscription Agreement, in a transaction in which the Subscriber is exercising sole investment discretion with respect to the purchase of the Common Shares and the Subscriber and each disclosed purchaser for whom it is acting is a U.S. Accredited Investor and is purchasing as principal for its own account and not for the benefit of any other person; and the Subscriber has initialled the category of U.S. Accredited Investor applicable to the Subscriber and any beneficial purchaser below.

(b)	The Subscriber (and, if the Subscriber is acting on behalf of a beneficial purchaser, such beneficial purchaser) is a U.S. Accredited Investor as a result of satisfying the requirements of the paragraphs below that the Subscriber has indicated (the line identified as “BP” is to be initialled by the undersigned if the beneficial purchaser, if any, satisfies the requirements of the corresponding paragraph).

____ ____	(BP)	any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity;

____ ____	(BP)	any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

____ ____	(BP)	any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act;

____ ____	(BP)	any investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that Act;

____ ____	(BP)	any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

____ ____	(BP)	any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000;

____ ____	(BP)	any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are U.S. Accredited Investors;

____ ____	(BP)	any private business development company as defined in Section 202(a)(22) of the Investments Advisers Act of 1940;

____ ____	(BP)	any organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Common Shares, with total assets in excess of US$5,000,000;

____ ____	(BP)	any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Common Shares, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment; or

____ ____	(BP)	any entity all of whose equity owners are U.S. Accredited Investors.

(c)	The Subscriber has not purchased the Common Shares as a result of any form of “general solicitation” or “general advertising” (as those terms are used in Rule 502(c) of Regulation D), including, without limitation, advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or the Internet or broadcast over radio, television, or the Internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(d)	The Subscriber has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Common Shares and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and it is able to bear the economic risk of loss of its investment in the Common Shares.

(e)	The Subscriber understands and acknowledges that none of the Common Shares have been or will be registered under the U.S. Securities Act or the securities laws of any state, and that the Common Shares are being offered and sold to a limited number of U.S. Accredited Investors in transactions exempt from registration under the U.S. Securities Act and applicable state securities laws; accordingly, the Common Shares are or will be when issued, as applicable, “restricted securities” within the meaning of Rule 144(a)(3) of the U.S. Securities Act.

(f)	The Subscriber, and each beneficial purchaser, if any, is acquiring the Common Shares for investment purposes only and not with a view to any resale, distribution or other disposition of Common Shares in violation of United States federal or state securities laws, and the Subscriber acknowledges that the exemption from registration under the U.S. Securities Act and applicable state securities laws depends, among other things, upon the bona fide nature of the investment intent expressed herein.

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(g)	The Subscriber understands that if it (or any beneficial purchaser on whose behalf it is acting) decides to offer, sell, pledge or otherwise transfer any of the Common Shares they may be offered, sold, pledged or otherwise transferred only (i) to the Corporation, (ii) outside the United States in compliance with Rule 904 of Regulation S and in compliance with applicable local laws and regulations, (iii) pursuant to a registration statement that has been declared effective under the U.S. Securities Act and is available for resale of the Common Shares, or (iv) in compliance with an exemption from registration under the U.S. Securities Act including Rule 144 or Rule 144A thereunder, if available, and, in each case, in compliance with any applicable state securities laws. The Subscriber further understands and agrees that in the event of a transfer pursuant to the foregoing clause (ii) or (iv), the Corporation will require a legal opinion of counsel of recognized standing, or other evidence, satisfactory to the Corporation, acting reasonably, that such transfer is exempt from registration under the U.S. Securities Act and applicable state securities laws.

(h)	The Subscriber understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, certificates representing the Common Shares and all certificates issued in exchange therefor or in substitution thereof, will bear the following legends (in addition to those set forth in Section 6(t) of the Subscription Agreement):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE U.S. SECURITIES ACT AND IS AVAILABLE FOR RESALE OF THE SECURITIES, OR (D) IN COMPLIANCE WITH AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT, INCLUDING RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS. THE HOLDER FURTHER UNDERSTANDS AND AGREES THAT IN THE EVENT OF A TRANSFER PURSUANT TO THE FOREGOING CLAUSE (B) OR (D), THE CORPORATION WILL REQUIRE A LEGAL OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, ACTING REASONABLY, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Corporation is a “foreign issuer”, as defined in Rule 902(e) of Regulation S at the time of sale, the legend set forth above may be removed by providing an executed declaration to the registrar and transfer agent of the Corporation and to the Corporation, in substantially the form set forth as Annex A hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the registrar and transfer agent, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation and the registrar and transfer agent, each acting reasonably, to the effect that such sale is being made in compliance with Rule 904 of Regulation S;

D - 3

provided further, that if any of the Common Shares are being sold pursuant to Rule 144 under the U.S. Securities Act and in compliance with any applicable state securities laws, the legend may be removed by delivery to the Corporation’s registrar and transfer agent of an opinion satisfactory to the Corporation and its registrar and transfer agent, each acting reasonably, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws.

(i)	The Subscriber consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer with respect to the Common Shares set forth and described herein.

(j)	The Subscriber understands that the Corporation (i) is under no obligation to remain a “foreign issuer” (as defined in Rule 902(e) of Regulation S), (ii) may not be a “foreign issuer” at a time when the Subscriber wishes to transfer the Common Shares, and (iii) may engage in one or more transactions which could cause the Corporation not to be a “foreign issuer”. The Subscriber further understands and acknowledges that the loss of the Corporation’s “foreign issuer” status would impede the Subscriber’s ability to remove the restrictive U.S. legend from the Securities in connection with any resale outside the United States.

(k)	The Subscriber understands that the Corporation is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Common Shares in the United States.

(l)	The Subscriber understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

(m)	The Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Common Shares. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of its acquisition, holding, exercise or disposition of the Common Shares, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences to it with respect to its investment, including whether the Corporation will at any given time be deemed a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended.

(n)	The Subscriber is aware that its ability to enforce civil liabilities under the United States federal securities laws may be affected adversely by, among other things: (i) the fact that the Corporation is organized under the laws of Canada; (ii) some or all of the directors and officers may be residents of countries other than the United States; and (iii) all or a substantial portion of the assets of the Corporation and such persons may be located outside the United States.

(o)	The office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Common Shares is the address listed as the “Subscriber’s Residential Address” on the face page of the Subscription Agreement.

(p)	That the funds representing the Aggregate Subscription Price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the USA PATRIOT Act. No portion of the Aggregate Subscription Price to be provided by the Subscriber: (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction; or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith.

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(q)	The provisions of this Representation Letter will be true and correct both as of the date of execution of this Subscription Agreement and as of the Closing Date.

The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber or, if applicable, the beneficial purchaser set forth herein, which takes place prior to the Closing Date.

DATED at __________________________ this ___ day of ___________________, 2016.

If a Corporation, Partnership or Other Entity:

Name of Entity

Type of Entity

Signature of Person Signing

Print or Type Name and Title of Person Signing

D - 5

ANNEX A TO SCHEDULE A

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Acerus Pharmaceuticals Corporation

AND TO:	The registrar and transfer agent for the securities of Acerus Pharmaceuticals Corporation

The undersigned (A) acknowledges that the sale of the securities of Acerus Pharmaceuticals Corporation (the “Corporation”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and (B) certifies that (1) the undersigned is not an “affiliate” of the Corporation as that term is defined in Rule 405 under the U.S. Securities Act, a “distributor” or an affiliate of “distributor”, (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of a “designated offshore securities market” (as defined in Rule 902 of Regulation S under the U.S. Securities Act) and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing-off” the resale restrictions imposed because the securities are “restricted securities” as that term is described in Rule 144(a)(3) under the U.S. Securities Act, (5) the seller does not intend to replace such securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities, and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Unless otherwise specified, terms set forth above in quotation marks have the meanings given to them by Regulation S under the U.S. Securities Act.

The undersigned in making this Declaration acknowledges that the Corporation is relying on the contents hereof and hereby agrees to indemnify and hold harmless the Corporation for any and all liability, losses, claims and demands in any way related to the subject matter of this Declaration.

DATED at __________________________      this _______ day of _______________, 20__.

By:
Name:
Title:

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(2)(B) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to our sale, for such Seller’s account, of the securities of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of the Toronto Stock Exchange, (C) neither we, nor any person acting on our behalf, engaged in any “directed selling efforts” in the United States in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By:
Authorized officer

Date: _______________________________

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